Helping Build The Bay Area—The Union

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of HIT-Financed Projects in the Bay Area

19	$396.1M	$691.6M	9.1M	3,231

Projects	HIT Investment	Total Development	Hours of Union	Housing Units
	Amount	Cost	Construction Work	Created or Preserved

$1.6B	9,172	$637.4M	$70.6M	34%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:	PROJECT PROFILE:
CASA DEL PUEBLO APARTMENTS	ARC LIGHT
The HIT provided $25.0 million of funding for the $62.6 million substantial rehabilitation of the 165-unit Casa del Pueblo Apartments in San Jose, creating an estimated 513,280 hours of union construction work.	The HIT provided $32.5 million in funding for the $47.9 million new construction of the 94-unit Arc Light Apartments in San Francisco, creating an estimated 882,410 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Helping Build the Bay Area —The Union Way	SEPTEMBER 2020

Rincon Green @333 Harrison—San Francisco	Rincon de los Esteros—San Jose	Potrero Launch—San Francisco

“The Bay Area faces an affordable housing crisis. The HIT’s mission of building affordable housing using union labor means addressing this social need while creating quality jobs, ensuring working families can afford to live in our community.”

—Tim Paulson

Executive Director, San Francisco Labor Council

HIGHLIGHTS OF BAY AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Gabilan Plaza Apartments Phase I & II	Salinas	$16,820,900	$43,348,674	454,450
101 Polk (The Civic)	San Francisco	$58,084,400	$82,847,679	906,890
333 Harrison Apartments	San Francisco	$70,001,400	$105,000,000	1,464,530
Alemany Plaza (Ocean View Terrace)	San Francisco	$60,000,000	$96,332,885	1,310,890
Arc Light Apartments	San Francisco	$32,462,900	$47,948,451	882,410
Bernal Gateway	San Francisco	$5,406,536	$14,300,000	149,690
Heritage Homes	San Francisco	$7,400,000	$27,999,667	299,500
One Embarcadero South	San Francisco	$42,000,000	$46,666,667	721,350
Potrero Launch Apartments	San Francisco	$2,585,000	$80,400,000	1,156,820
Casa del Pueblo Apartments	San Jose	$24,982,000	$62,613,111	513,280

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com